# REDLINE PERFORMANCE AUTOMOTIVE LTD.

B13 Site 2 RR 1,
Dewinton, Alberta T0L 0X0

## Subscription Agreement for Non-US Purchasers

**Purchaser Information**

| | | | |
|---|---|---|---|
| **Name** | **Lloyd Dixon** | **(the "Purchaser")** | |
| **Address** | **B13 Site 2 RR1** | | |
| **City** | **Dewinton** | **Province** | **AB** |
| **Social Insurance No.** | 719 381 527 | **Postal Code** | **T0L 0X0** |
| **Telephone Number** | **403.995.0588** | **Date** | **01/02/08** |

**Deliver Certificate to Address Above ☐ OR Address Below ☐**

**Delivery Information**

| | | | |
|---|---|---|---|
| **Name** | | **Delivery Information As Above** | X |
| **Address** | | | |
| **City** | | **Province** | |
| **Country** | | **Postal Code** | |

**Payment Information**

**Payment Method** Wire Transfer ☐ Check / Bank Draft X Services ☐

| | | | |
|---|---|---|---|
| **Number of Shares Purchased** | **3,000,000** (the "Shares") | **x US $0.0005 =** | **$1,500.00** Subscription Price |

[signature]
**Signature of Purchaser**

*** Please make checks payable to Redline Performance Automotive Ltd.**

**The securities have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to US persons (other than distributors) unless the securities are registered under the Act, or an exemption from the registration requirements of the Act is available. Hedging transactions involving these securities may not be conducted unless in compliance with the Act.**

**The foregoing Subscription is accepted for and on behalf of Redline Performance Automotive Ltd.:**

| | | | |
|---|---|---|---|
| By: | [signature] | Date: | 01/02/08 |
| | Lloyd Dixon, President | | |

## 1.0 Purchase and Sale of Shares

1.1 The Purchaser subscribes for and agrees to purchase common shares of Redline Performance Automotive Ltd., a Nevada corporation (the "**Company**") in the amount set out above (the "**Shares**"), to be recorded in the name of the Purchaser at the address set out above.

## 2.0 Representations, Warranties and Acknowledgements of the Purchaser

The Purchaser acknowledges, represents and warrants as of the date of this Agreement that:

2.1 The Purchaser is (check at least one):

- ☒ a director, officer, controlling shareholder or founder of the Company;

- ☐ a close personal friend of a founder, director, executive officer or control person of the Corporation, or of an affiliate of the Corporation, the details of whose relationship is as follows;

  ______________________________
  Length of Relationship

  ______________________________
  Details of Relationship

- ☐ a close business associate of a founder, director, executive officer or control person of the Corporation, or of an affiliate of the Corporation, the details of whose relationship is as follows;

  ______________________________
  Length of Relationship

  ______________________________
  Prior Business Dealings

  ______________________________
  Details of Relationship

- ☐ a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or controlling shareholder of the Company;

- ☐ a parent, grandparent, brother, sister, or child of a spouse of a director, executive officer, founder or controlling shareholder of the Company;

a company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described above in this section;

☐ ______________________________
Length of Relationship

______________________________
Prior Business Dealings (if applicable)

______________________________
Details of Relationship

☐ is an individual who qualifies as an accredited investor because he or she has either:
- net assets of at least $5,000,000;
- annual income of more than $200,000 (or $300,000 with spouse) in each of the last 2 years and expects to make more than $200,000 (or $300,000 with spouse) this year; or
- alone, or with a spouse, net financial assets worth more than $1,000,000;

☐ a person or entity that qualifies as an "accredited investor" as that term is defined in National Instrument 45-106; or

☐ investing a minimum amount of $150,000, paid in cash.

2.2 The Securities purchased hereby are not qualified for resale in the US. The Purchaser agrees to resell such securities only in accordance with the provisions of Regulation S of the US Securities Act of 1933, as amended (the "US Securities Act") pursuant to registration under the US Securities Act, or pursuant to an available exemption from registration, and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the US Securities Act.

2.3 The Purchaser certifies that:

(a) the Purchaser is not a US person and is not acquiring the securities for the account or benefit of any US person; or

(b) the Purchaser is a US person who purchased securities in a transaction that did not require registration under the US Securities Act.

**3.0 <u>Warranties of the Company</u>**

The Company warrants that the Securities, when issued, will be fully paid and non-assessable Securities of the Company and will be issued free and clear of all liens, charges and encumbrances of any kind whatsoever, subject only to the re-sale restrictions under applicable securities laws.

## 4.0 Registration and Restriction of the Securities

4.1 **No registration**. The Purchaser acknowledges and understands that the Shares have not been registered under the US Securities Act or any other securities laws, are not qualified for resale in the U.S., and that the Shares must be held indefinitely unless subsequently registered under the US Securities Act or an exemption from such registration is available.

4.2 **Restrictions on Transfer**. The Company shall refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the US Securities Act pursuant to registration under the US Securities Act, or pursuant to an available exemption from registration.

4.3 **Legend**. The Purchaser also acknowledges and understands that the certificates representing the Securities will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

> The transfer of the securities represented by this certificate is prohibited except in accordance with the provisions of Regulation S promulgated under the United States Securities Act of 1933, as amended (the "Act"), pursuant to registration under the Act or pursuant to an available exemption from registration. In addition, hedging transactions involving such securities may not be conducted unless in compliance with the Act."

The Purchaser hereby consents to the Company making a notation on its records or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set forth and described hereinabove.

4.4 **Disposition under Rule 144**. The Purchaser also acknowledges and understands that:

(a) the Shares are restricted securities within the meaning of Rule 144 of the US Securities Act;

(b) the exemption from registration under Rule 144 will not be available in any event for at least six months from the date of purchase and payment of the Shares by the Purchaser if the Company remains an operating company, and even then will not be available unless (i) a public trading market then exists for the common stock of the Issuer, (ii) adequate information concerning the Company is then available to the public and (iii) other provisions of Rule 144 are complied with; and

## 5.0 Closing

The Company will confirm whether or not the Agreement is acceptable, whereupon the Company will deliver to the Purchaser a signed copy of this Agreement, and shall deliver within a reasonable time certificates representing the Securities, registered in the name of the Purchaser.

## 6.0 Withdrawal of Subscription

The Purchaser has a two day cancellation right and can cancel this Agreement by sending notice to the Company by midnight on the second business day after the Purchaser signs this Agreement.

**7.0 Miscellaneous**

7.1 Except as expressly provided in this Agreement, this Agreement and the attached warrant certificate contain the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, or written by statute, by common law, by the Company, by the Purchaser or by anyone else.

7.2 The parties to this Agreement may amend this Agreement only in writing and with the consent of each of the parties hereto.

7.3 This Agreement shall enure to the benefit of and shall be binding upon the parties to this Agreement and their respective successors and permitted assigns.

7.4 All currency referred to in this Agreement are in US dollars unless otherwise noted.